UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 6, 2006

Hutchinson Technology Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-14709	41-0901840
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 West Highland Park Drive N.E., Hutchinson, Minnesota		55350
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(320) 587-3797

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 6, 2006, our board of directors approved the terms of the Fiscal Year 2007 Management Bonus Plan of Hutchinson Technology Incorporated and the Fiscal Year 2007 BioMeasurement Division Bonus Plan of Hutchinson Technology Incorporated, descriptions of which are filed as Exhibits 10.1 and 10.2, respectively, and incorporated by reference in this Current Report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Description of Fiscal Year 2007 Management Bonus Plan of Hutchinson Technology Incorporated

10.2 Description of Fiscal Year 2007 BioMeasurement Division Bonus Plan of Hutchinson Technology Incorporated

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hutchinson Technology Incorporated

October 12, 2006	By:	Wayne M. Fortun

Name: Wayne M. Fortun
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Description of Fiscal Year 2007 Management Bonus Plan of Hutchinson Technology Incorporated
10.2	Description of Fiscal Year 2007 BioMeasurement Division Bonus Plan of Hutchinson Technology Incorporated